                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       the Securities Exchange Act of 1934

     Date of Report (Date of Earliest Event Reported): January 8, 2000
                                                       ----------------

                              Prime Response, Inc.
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


                0-28873                              13-3972166
        ------------------------                 ------------------
        (Commission File Number)                  (I.R.S. Employer
                                                 Identification No.)

 150 CambridgePark Drive, Cambridge, Massachusetts                      02140
 -------------------------------------------------                   ----------
     (Address of Principal Executive Offices)                        (Zip Code)


                                 (617) 876-8300
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events
---------------------

     This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements contained herein involve risks and uncertainties, including those relating to the possible inability to complete the merger transaction involving Chordiant Software, Inc., a Delaware corporation ("Chordiant") and Prime Response, Inc., a Delaware corporation ("Prime Response"), as scheduled, or at all, and those associated with the ability of the combined company to achieve the anticipated benefits of the proposed merger. Actual results and developments may differ materially from those described or incorporated by reference in this Report. For more information about Prime Response and risks arising when investing in Prime Response, investors are directed to Prime Response's March 3, 2000 prospectus relating to its initial public offering of common stock as filed pursuant to Rule 424 of the Securities Act of 1933, as amended with the Securities and Exchange Commission.

     On January 8, 2001, Chordiant and Prime Response entered into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement") pursuant to which Chordiant has agreed to acquire Prime Response in a stock-for-stock merger. Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, Merger Sub will merge with and into Prime Response (the "Merger") and Prime Response will become a wholly owned subsidiary of Chordiant. Pursuant to the Merger Agreement, each outstanding share of Prime Response common stock will be exchanged for 0.60 of a share of Chordiant common stock (the "Exchange Ratio"), and all outstanding options and warrants to purchase Prime Response common stock will be assumed by Chordiant and exchanged for options and warrants to purchase shares of Chordiant's common stock, with the exercise price and number of shares of Chordiant's common stock subject to each such assumed option or warrant appropriately adjusted to reflect the Exchange Ratio set forth above. The Merger is subject to customary closing conditions including the approval of both Chordiant and Prime Response stockholders. The Merger is intended to qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and will be accounted for as a purchase. The description contained in this Item 5 of the transactions to be consummated pursuant to the terms and conditions of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached to this Report as Exhibit 2.1 and incorporated herein by reference.

     On January 8, 2001, Chordiant and Prime Response issued a joint press release relating to their intention to undertake the Merger. A copy of the press release is attached to this Report as Exhibit 99.1 and is incorporated by reference herein.

Exhibit Number       Description
--------------       -----------

2.1 Agreement and Plan of Merger and Reorganization, dated as of January 8, 2001, by and among Chordiant Software, Inc., Puccini Acquisition Corp. and Prime Response, Inc. (the "Merger Agreement"). Certain exhibits to the Merger Agreement have been omitted from this filing.

99.1                 Joint Press Release of Chordiant and Prime Response dated
                     January 8, 2001.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 19, 2001                    PRIME RESPONSE, INC.
                                           --------------------
                                               (Registrant)


                                            By:  /s/ Mary Jefts
                                                 ----------------------------
                                                 Mary Jefts
                                                 Controller